Supplement to the

Fidelity® Capital & Income Fund (FAGIX), Fidelity Focused High Income Fund (FHIFX), and
Fidelity High Income Fund (SPHIX)

Funds of Fidelity Summer Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2014

The following information replaces similar information found in the "Investment Policies and Limitations" section on page 5.

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) making direct commercial real estate loans (c) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (d) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

CAI-SPHB-14-01  September 29, 2014
1.718858.120